UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, District of Columbia 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2017 (September 18, 2017)

Teladoc, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37477	04-3705970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Manhattanville Road, Suite 203
Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

(203) 635-2002

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 18, 2017, the Board of Directors (the “Board”) of Teladoc, Inc. (the “Company”) increased the number of directors on the Board to eleven and appointed Mr. Brian McAndrews as a director of the Company.  Mr. McAndrews will serve on the Board’s Audit and Compensation Committees.  The Board has determined that Mr. McAndrews is an independent director within the meaning of the New York Stock Exchange listing standards.

There are no arrangements or understandings between Mr. McAndrews and any other person pursuant to which he was selected as a director.  There are no other transactions involving the Company and Mr. McAndrews that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Mr. McAndrews will have the same director indemnification arrangement as do the Company’s other directors, the form of agreement for which was filed with the SEC on June 18, 2015 as Exhibit 10.7 to the Company’s Amendment No. 3 to Registration Statement on Form S-1.  Mr. McAndrews will be eligible to participate in the compensation arrangements and programs that are established for the Company’s non-employee directors, as in effect from time to time.

Item 7.01             Regulation FD

On September 18, 2017, the Company issued a press release regarding the matter discussed in Item 5.02 of this Current Report.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.            Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1*	Teladoc, Inc. press release, dated September 18, 2017.

* Furnished herewith.

INDEX TO EXHIBITS

ove
Exhibit No.	Description
99.1*	Teladoc, Inc. press release, dated September 18, 2017.

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC, INC.

Date: September 21, 2017
	By:	/s/ Adam C. Vandervoort

	Name:	Adam C. Vandervoort

	Title:	Chief Legal Officer and Secretary